Supplement to

CALVERT IMPACT FUND, INC.

Calvert Large Cap Growth Fund

Statement of Additional Information dated January 31, 2011

Date of Supplement: September 19, 2011

At the close of business on September 16, 2011, Calvert Large Cap Growth Fund merged into Calvert Equity Portfolio. Accordingly, please delete from the Statement of Additional Information all references and information regarding Calvert Large Cap Growth Fund.